UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 27, 2012

WEBSTER FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31486	06-1187536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Webster Plaza, Waterbury, Connecticut	06702
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (203) 578-2202

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 27, 2012, Webster Financial Corporation (“Webster”), the holding company for Webster Bank, N.A., priced its previously announced underwritten public offering of 4,400,000 depositary shares, each representing a 1/1000th interest in a share of its 6.40% Series E Non-Cumulative Perpetual Preferred Stock. In addition, Webster has granted the underwriters a 30-day option to purchase up to an additional 660,000 depositary shares to cover over-allotments. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated November 27, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSTER FINANCIAL CORPORATION

Date: November 27, 2012	By:	/s/ Glenn I. MacInnes
	Name: Title:	Glenn I. MacInnes Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated November 27, 2012.